Exhibit 24.1

POWER OF ATTORNEY

(Keith D. Jackson)

I hereby appoint Bernard Gutmann, George H. Cave and Judith A. Boyle, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me on behalf of the registrant, ON Semiconductor Corporation, and/or as a Director and/or Chief Executive Officer (i.e., as principal executive officer) of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2012, and any amendments.

Dated: January 31, 2013

/s/ KEITH D. JACKSON
Keith D. Jackson

POWER OF ATTORNEY

(Bernard Gutmann)

I hereby appoint Keith D. Jackson, George H. Cave, and Judith A. Boyle and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me on behalf of the registrant, ON Semiconductor Corporation, and/or as a Chief Financial Officer (i.e., as both principal financial officer and principal accounting officer) of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2012, and any amendments.

Dated: January 31, 2013

/s/ BERNARD GUTMANN
Bernard Gutmann

POWER OF ATTORNEY

(J. Daniel McCranie)

I hereby appoint Bernard Gutmann, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Chairman of the Board of Directors of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2012, and any amendments.

Dated: January 31, 2013

/s/ J. DANIEL McCRANIE
J. Daniel McCranie

POWER OF ATTORNEY

(Atsushi Abe)

I hereby appoint Bernard Gutmann, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2012, and any amendments.

Dated: January 31, 2013

/s/ ATSUSHI ABE
Atsushi Abe

POWER OF ATTORNEY

(Curtis J. Crawford)

I hereby appoint Bernard Gutmann, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2012, and any amendments.

Dated: January 31, 2013

/s/ CURTIS J. CRAWFORD
Curtis J. Crawford

POWER OF ATTORNEY

(Bernard L. Han)

I hereby appoint Bernard Gutmann, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2012, and any amendments.

Dated: January 31, 2013

/s/ BERNARD L. HAN
Bernard L. Han

POWER OF ATTORNEY

(Emmanuel T. Hernandez)

I hereby appoint Bernard Gutmann, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2012, and any amendments.

Dated: January 31, 2013

/s/ EMMANUEL T. HERNANDEZ
Emmanuel T. Hernandez

POWER OF ATTORNEY

(Phillip D. Hester)

I hereby appoint Bernard Gutmann, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2012, and any amendments.

Dated: January 31, 2013

/s/ PHILLIP D. HESTER
Phillip D. Hester

POWER OF ATTORNEY

(Daryl A. Ostrander)

I hereby appoint Bernard Gutmann, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2012, and any amendments.

Dated: January 31, 2013

/s/ DARYL A. OSTRANDER
Daryl Ostrander

POWER OF ATTORNEY

(Teresa M. Ressel)

I hereby appoint Bernard Gutmann, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2012, and any amendments.

Dated: January 31, 2013

/s/ TERESA M. RESSEL
Teresa M. Ressel